Exhibit 32.1


                      Pacific WebWorks, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Pacific WebWorks, Inc. certifies (the "Company") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..   the quarterly report on Form 10-QSB of the Company for the quarter ended
    September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..   the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 8, 2005
                                    /s/ Kenneth W. Bell
                                    ____________________________________
                                    Kenneth W. Bell
                                    Chief Executive Officer
                                    Principal Financial Officer